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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 23, 2004
                                (April 19, 2004)



                           FIRST BANCTRUST CORPORATION
                          ------------------------------
             (Exact name of registrant as specified in its charter)





           DELAWARE                   000-32535                 37-1406661
 State or other jurisdiction         (Commission               (IRS Employer
       of Incorporation              File Number)           Identification No.)






                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS.

                           On April 19, 2004, First BancTrust Corporation issued
                  a news release announcing that its Board of Directors has declared a 2-for-1 stock split payable in the form of a 100% stock dividend on May 21, 2004, to shareholders of record on April 30, 2004. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Exhibits.

                           Exhibit Number

                           99.1 Press Release, dated April 19, 2004 issued by First BancTrust Corporation



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST BANCTRUST CORPORATION



Dated:  April 22, 2004                  /s/Terry J. Howard
                                        ----------------------------------------
                                        Terry J. Howard
                                        President and Chief Executive Officer



Dated:  April 22, 2004                  /s/Ellen M. Litteral
                                        ----------------------------------------
                                        Ellen M. Litteral
                                        Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX

Exhibit Number

         99.1 Press Release, dated April 19, 2004 issued by First BancTrust Corporation











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